FIRST QUARTER 2004 FIXED INCOME PRESENTATION April 21, 2004 EXHIBIT 99.9

Earnings Per Share Net Income $0.94 $0.49 Continuing Ops. -- Excl. Special Items 0.96 0.51 After-Tax Profits (Mils.) Net Income $1,952 $1,056 Continuing Ops. -- Excl. Special Items 1,983 1,082 Pre-Tax Profits (Mils.) Incl. Special Items $2,889 $1,549 Excl. Special Items 2,901 1,561 Revenue (Bils.) Total Sales and Revenue $44.7 $3.9 Automotive Sales 38.8 4.6 Vehicle Unit Sales (000) 1,788 84 Automotive Cash, Marketable and Loaned Securities and Short-term VEBA* (Bils.) Gross** $26.5 $ (0.1) Net of Senior Debt 12.3 (0.3) Operating-Related Cash Flow*** 2.3 1.3 FIRST QUARTER RESULTS 2004 B / (W) 2003 First Quarter * Voluntary Employee Beneficiary Association (VEBA) Trust used to pre-fund certain employee benefit obligations ** See Appendix for reconciliation to GAAP *** Before pension and VEBA contributions and tax refunds; see Appendix for reconciliation to GAAP SLIDE 1

2004 PLANNING ASSUMPTIONS AND OPERATIONAL METRICS Planning Assumptions Industry Volume (SAAR) -- U.S. 17.0 million units 16.8 17.0 -- Europe 16.9 million units 17.1 17.0 Operational Metrics Quality Improve in all regions On track On track Market Share Flat or improve in all regions Mixed Mixed Automotive Cost Performance* Improve by at least $0.5 billion $0.6 billion Better Capital Spending $7 billion $1.2 billion On track Operating-Related Cash Flow** $1.2 billion positive $2.3 billion On track * At constant volume, mix, and exchange; excluding special items ** Before pension and VEBA contributions and tax refunds; see Appendix for reconciliation to GAAP Full Year Outlook Base 2004 Milestone First Quarter SLIDE 2

2004 FINANCIAL MILESTONES Pre-Tax Income Automotive Americas North America $ 1.5 - $1.7 Better South America (0.1) - 0 On track International Europe (0.2) - (0.1) On track P.A.G. 0.5 - 0.6 At risk Asia-Pacific 0 - 0.1 On track Total Automotive $ 0.9 - $1.1 On track Financial Services 2.6 - 2.7 Better Total Company $ 3.5 - $3.8 Better * Excluding special items Milestone* (Bils.) Full Year Outlook SLIDE 3

FORD CREDIT RESULTS AND METRICS -- FIRST QUARTER Receivables (Bils.) On-Balance Sheet $119 $130 Securitized Off-Balance Sheet 73 49 Managed $192 $179 Credit Losses (Mils.) On-Balance Sheet $493 $335 Managed 686 493 Loss-to-Receivables Ratio On-Balance Sheet 1.61% 1.11 % Managed - U.S. Retail and Lease 1.85 1.51 - Worldwide Total 1.42 1.10 Allow. for Credit Losses - Worldwide Amount (Bils.) $3.1 $2.9 - Pct. Of EOP Receivables 2.61% 2.25 % Leverage (To 1)** Financial Statement 10.4 11.6 Managed 12.8 12.8 Dividend (Mils.) $1.0 $0.9 2003 2004 Key Metrics Net Income (Mils.) $442 $688 ROE 13.4% 22.3% * From continuing operations 2003 2004 East 727 1087 4Q 594 839 Pre-Tax Profit* (Mils.) 1st Qtr. 2003 1st Qtr. 2004 * $727 $1,087 First Quarter * Includes credit losses on reacquired receivables; 1.03% excluding credit losses on reacquired receivables ** See Appendix for calculation, definitions and reconciliation SLIDE 4

Q4 Q1 Q2 Q3 Q4 Q104 Worldwide Managed 0.0156 0.0142 0.0132 0.0145 0.0185 0.011 Worldwide Owned 0.0192 0.0161 0.015 0.0152 0.0204 0.0111 Managed Reserves as Pct. Of EOP Receivables 0.019 0.0195 Q4 Q1 Q2 Q3 Q4 Q104 Ford Credit U.S. Managed LTR 0.0187 0.0185 0.0172 0.0186 0.0215 0.0151 Ford Credit U.S. Owned 0.0235 0.021 0.0196 0.0191 0.0218 0.0149 Managed Reserves as Pct. Of EOP Receivables 0.019 0.0195 CREDIT LOSS METRICS Managed Q4 Q1 Q2 Q3 Q4 Q104 Owned 639 493 451 466 634 335 Securitized 152 193 172 202 202 158 Worldwide Managed Credit Losses - Charge-Offs (Mils.) On-Balance Sheet Securitized Off-Balance Sheet $686 $623 Q1 Q2 Q3 Q4 2004 Q1 Q1 Q2 Q3 Q4 2004 Ford Credit U.S. Retail & Lease Loss-to-Receivables Ratio On-Balance Sheet Managed Worldwide Loss-to-Receivables Ratio On-Balance Sheet Q1 2003 2003 $668 * Includes credit losses on reacquired receivables; excluding losses on reacquired receivables - - W/W 1.03%, U.S.1.34% **Acceleration of charge-offs on non-U.S. delinquent accounts to 120 days Q1 Q2 Q3 Q4 2004 Q1 $836 2003 * * $493 ** $106 SLIDE 5

Q4 Q1 Q2 Q3 Q4 Q104 Worldwide Owned 53 51 45 51 53 46 CREDIT LOSS DRIVERS - FORD CREDIT U.S. RETAIL & LEASE* Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 1Q04 NON-BANKRUPT 0.0048 0.0043 0.0029 0.0038 0.0035 0.0042 0.0033 0.0038 0.0027 0.0021 Over-60-Day Delinquencies Repossessions (000) Q4 Q1 Q2 Q3 Q4 Q104 Worldwide Owned 7500 7500 7500 7200 7300 6750 Q1 Q2 Q3 Q4 Loss Severity Q1 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2004 2002 Q1 3.12% 2.91% 3.44% 3.68% 3.24% 2004 2003 Memo: New Bankruptcy Filings (000) 31 30 29 28 28 29 27 23 23 * On a serviced basis Q4 Q1 Q2 Q3 Q4 Q104 Worldwide Owned 3.09 3.12 2.91 3.44 3.68 3.24 2004 2003 Q1 Q2 Q3 Q4 Q1 2003 Repo. Ratio SLIDE 6

Q4 2002 Q1 2003 Q2 2003 Q3 2003 Q4 2003 Q1 2004 RR 24-Month 0.75 0.79 0.76 0.72 0.68 0.65 RR 36-Month 0.64 0.73 0.72 0.69 0.66 0.66 RESIDUAL LOSS METRICS Auction values in the First Quarter were up $1,020 for 24-month leases and $680 for 36-month leases from a year ago, reflecting improved used vehicle market conditions. They were up $480 and $660 from the Fourth Quarter, respectively. In the First Quarter, the 24-month lease return rate continued its favorable trend while the 36-month lease return rate stabilized at the Fourth Quarter level. Our worldwide investment in operating leases was down $6.7 billion (23%) from a year ago, reducing future residual exposure. Q4 2002 Q1 2003 Q2 2003 Q3 2003 Q4 2003 Q1 2004 AV 24-Month 13680 13910 14280 14840 14450 14930 AV 36-Month 12010 11660 11630 11930 11680 12340 Ford Credit U.S. Auction Values (At Q1 2004 Mix) Ford Credit U.S. Lease Return Rates 36-Month 24-Month Q4 Q1 Q1 Q2 Q3 2004 2003 36-Month 24-Month Memo: Net Investment in Operating Leases (in billions) $28.7 $26.6 $24.5 $23.2 $22.0 Q4 Q1 Q1 Q2 Q3 2004 2003 SLIDE 7

PRESENT DEBT RATINGS - FORD & FORD CREDIT Agency Long- Term Outlook/ Trend Short- Term Dominion Bond Rating BBB (high) Stable R-1 (low) Service Fitch Ratings BBB+ Negative F2 Moody's Investors Service Ford Motor Baa1 Negative N/A Ford Credit A3 Negative P-2 Standard & Poor's BBB- Stable A-3 SLIDE 8

AUTOMOTIVE DEBT MATURITIES 1 Yr. 1-5 Yrs. 6-10 Yrs. 11-15 Yrs. 16-20 Yrs. 21-25 Yrs. 26-30 Yrs. 31-50 Yrs. 50+ Yrs. Senior Debt $15 Billion 0.9 2.1 0.5 0.5 0.2 3.3 9.7 1.7 0.5 Subordinated Debt $5.8 Billion 0 0 Maturing Debt More Than 50 Years As of March 31, 2004 (Bils.) Less Than 1 Year 1-5 Years 11-15 Years 16-20 Years 31-50 Years Total Debt is $19.4 Billion including $5 billion of convertible preferred securities Weighted Average Term to Maturity of Total Debt is 25 Years 6-10 Years 21-25 Years 26-30 Years $0.9 $0.5 $0.2 $3.3 $9.7* $1.7 $0.5 $2.1 $0.5 $4.2 * Includes $5 billion of convertible preferred securities SLIDE 9

2004 Equity 12 Term Debt/Other 127 Securitization 28 ABS CP 17 Commercial Paper 7 Overborr -12 FORD CREDIT FUNDING STRUCTURE 2001 2002 2003 2004 Equity 13 14 12.7 11 Term Debt/Other 132 129 134 115 Securitization 34 36 30 28 ABS CP 12 17 15 20 Commercial Paper 16 8 6 7 Overborrow -3 -7 -16 -10 Equity Unsecured Commercial Paper Asset-Backed Commercial Paper $197 $170-175 $26-30 $129 $112-118 $14 $11-12 Year End 2002 Year End 2003 2004 Forecast $17 $36 Funding of Managed Receivables (Billions) Securitized Funding as Percentage of Managed Receivables 27% 25% 25% - 30% 25% Mar. 31, 2004 $6-8 $15 $30 $134 $13 Term Asset-Backed Securities Term Debt and Other $16 Cash and Cash Equivalents ~ $10 $8 $6 $7 $18-22 $182 $179 $28 $127 $12 $7 $12 $17 SLIDE 10

Debt Institutional $ 11 $ 15 $ 2 - 4 $1 $ 1 - 3 Retail 3 4 4 - 6 1 3 - 5 Total Debt $ 14 $ 19 $ 8 - 10 $2 $ 6 - 8 Securitization* 17 11 8 - 12 1 7 - 11 Total $ 31 $ 30 $ 16 - 22 $3 $ 13 - 19 FORD CREDIT PUBLIC TERM FUNDING PLAN 2002 Actual (Bils.) Transaction Type * Reflects new bonds issued; excludes asset sales to commercial paper conduits, whole-loan sales, and other structured financings Actual (Bils.) 2003 Actual First Quarter (Bils.) Full Year Forecast (Bils.) Remaining (Bils.) 2004 Memo: Prior Forecast $20 - 25 SLIDE 11

Unsecured CP Bank Lines FCAR Motown Conduits Total Back-up liquidity 6.8 1.2 10.2 7 25.2 Global Bank Lines Other FCAR Motown Unused Conduits Cash Total Back-up liquidity 13.3 1.3 18.2 0.4 8.3 12.5 54 FORD CREDIT LIQUIDITY PROGRAMS Liquidity Global Other Bank FCAR Motown Unused Cash & Cash Total Lines Lines Lines Lines Conduits Equivalents Utilization of Liquidity Unsecured Bank FCAR Motown Total CP Lines Notes Liquidity exceeds utilization by $28.8 billion Motown Notes can be increased by an additional $1.5 billion with existing credit lines Billions at March 31, 2004 Billions at March 31, 2004 Committed Credit Facilities = $33.2 Billion * * Includes $6.8 billion of Ford bank lines that Ford Credit and/or FCE can use at Ford's option ** Supported by bank liquidity facilities equal to at least 100% of the principal amount of the FCAR commercial paper *** Supported by a bank liquidity facility equal to at least 5% of the principal amount of the Motown Notes $54.0 *** ** SLIDE 12

Under 3 Months Under 6 Months Under 1 Year Under 2 Years Total Assets 58 69 88 113 136 Liabilities 18 27 46 70 118 FORD CREDIT LIQUIDATION OF ASSETS / LIABILITIES Cumulative Maturities - As of March 31, 2004 -- (Billions) U.S., Europe, and Canada only Under 3 Months Under 6 Months Under 1 Year Under 2 Years Total Interest Earning Assets (excluding On-Balance Sheet Securitized) and Cash at Face Value Interest Bearing Debt (excluding On-Balance Sheet Securitization Debt) at Face Value SLIDE 13

FIRST QUARTER 2004 SUMMARY Ford Earnings per share of $0.96 from continuing operations, excluding special items, and net income of $0.94 per share Strong profit improvement in North America Best-ever quality Record unit revenue and positive net pricing Strong F-Series and SUV sales South America profitable International profitable in total and in each operation Strong cost performance across all areas Continued strong automotive liquidity Increased Full Year EPS guidance to $1.50 - $1.60, up from $1.20 - $1.30 Ford Credit Ford Credit had record earnings Credit losses are down Managed leverage is 12.8 to 1, continue to target 13-14 to 1 range Liquidity is strong, with ample access to unsecured and asset-backed funding sources SLIDE 14

SAFE HARBOR Greater price competition resulting from currency fluctuations, industry overcapacity or other factors; A significant decline in industry sales, particularly in the U.S. or Europe, resulting from slowing economic growth, geo- political events or other factors; Lower-than-anticipated market acceptance of new or existing products; Work stoppages at key Ford or supplier facilities or other interruptions of supplies; The discovery of defects in vehicles resulting in delays in new model launches, recall campaigns or increased warranty costs; Increased safety, emissions, fuel economy or other regulation resulting in higher costs and/or sales restrictions; Unusual or significant litigation or governmental investigations arising out of alleged defects in our products or otherwise; Worse-than-assumed economic and demographic experience for our post-retirement benefit plans (e.g., investment returns, interest rates, health care cost trends, benefit improvements); Currency or commodity price fluctuations; A market shift from truck sales in the U.S.; Economic difficulties in any significant market; Reduced availability of or higher prices for fuel; Labor or other constraints on our ability to restructure our business; A change in our requirements under long-term supply arrangements under which we are obligated to purchase minimum quantities or pay minimum amounts; Credit rating downgrades; Inability to access debt or securitization markets around the world at competitive rates or in sufficient amounts; Higher-than-expected credit losses; Lower-than-anticipated residual values for leased vehicles; Increased price competition in the rental car industry and/or a general decline in business or leisure travel due to terrorist attacks, acts of war, epidemic diseases or measures taken by governments in response thereto that negatively affect the travel industry; and Our inability to implement the Revitalization Plan. Statements included herein may constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: SLIDE 15

APPENDIX

CALCULATION OF DILUTED EARNINGS PER SHARE Net Income (Mils.) Numerator After-Tax Profit $1,952 $1,983 Impact on Income from assumed conversion 49 49 of convertible preferred securities Income for diluted EPS $2,001 $2,032 Denominator Average shares outstanding 1,832 Net issuable / (returnable) shares, primarily stock options 10 Convertible preferred securities 282 Average shares for diluted EPS 2,124 Diluted EPS $0.94 $0.96 Memo: Diluted EPS from continuing operations - incl. special items $0.95 Cont. Ops. -- Excl. Special Items (Mils.) First Quarter 2004 - Appendix page 1 -

INCOME FROM CONTINUING OPERATIONS EXCLUDING SPECIAL ITEMS COMPARED WITH NET INCOME After-Tax Profit (Mils.) First Quarter 2004 Earnings Per Share* * Earnings per share from continuing operations is calculated on a basis that includes pre-tax profit, provision for taxes, and minority interest. See Appendix for calculation Income from Continuing Operations Excluding Special Items $ 0.96 $1,983 $2,901 $1,340 Special Items - European Restructuring $ (19) (29) - - Non-Core Business 11 17 - Income from Continuing Operations $ 0.95 $1,975 $2,889 $1,340 Discontinued Operations (0.01) (23) Net Income $ 0.94 $1,952 Pre-Tax Profit (Mils.) Memo: 1st Qtr. 2003 Pre-Tax Profits (Mils.) $(0.01) - Appendix page 2 -

2004 FIRST QUARTER AUTOMOTIVE CASH* First Quarter (Bils.) Cash, Marketable and Loaned Securities, Short-Term VEBA Assets March 31, 2004 $26.5 December 31, 2003 25.9 Change in Gross Cash $0.6 Operating-Related Cash Flow Automotive Pre-Tax Profits $ 1.8 Capital Spending (1.2) Depreciation and Amortization 1.6 Changes in Receivables, Inventory, and Trade Payables 0.4 Other -- Prim. Taxes and Expense and Payment Timing Differences (0.3) Total Auto. Op.-Related Cash Flow (Excl. Contrib. and Tax Refunds) $ 2.3 Pension Contributions (1.2) Tax Refunds 0 Total Automotive Operating-Related Cash Flow $ 1.1 Other Cash Flow Capital Transactions w / Financial Services Sector 0.9 Divestitures 0.2 Dividend to Shareholders (0.2) All Other -- Primarily Change in Automotive Debt (1.4) Total Change in Gross Cash $ 0.6 * See Appendix for reconciliation to GAAP - Appendix page 3 -

2003 - 2004 FIRST QUARTER PRE-TAX RESULTS North America $1,236 $1,962 $ -- $ -- $1,236 $1,962 South America (31) 15 -- -- (31) 15 Total Americas $1,205 $1,977 $ -- $ -- $1,205 $1,977 International Europe $ (247) $ (24) $ -- $(29) $ (247) $ 5 P.A.G. (88) 20 -- -- (88) 20 Asia Pacific (25) 28 -- -- (25) 28 Other 41 54 -- -- 41 54 Total International $ (319) $ 78 $ -- $(29) $ (319) $ 107 Other Automotive (224) (249) -- 17 * (224) (266) Total Automotive $ 662 $1,806 $ -- $(12) $ 662 $1,818 Financial Services 678 1,083 -- -- 678 1,083 Total Company $1,340 $2,889 $ -- $(12) $1,340 $2,901 * Partial reversal of loss from disposition of non-core business in 2002 2003 (Mils.) 2004 (Mils.) Pre-Tax Profits (Incl. Special Items) Special Items Pre-Tax Profits (Excl. Special Items) 2003 (Mils.) 2004 (Mils.) 2003 (Mils.) 2004 (Mils.) - Appendix page 4 -

AUTOMOTIVE GROSS CASH RECONCILIATION TO GAAP Cash and Cash Equivalents $ 5.4 $ 4.7 $ (0.7) $7.1 Marketable Securities 10.8 8.4 (2.4) 17.3 Loaned Securities 5.7 9.3 3.6 - Total Cash / Market. Sec. $21.9 $22.4 $0.5 $24.4 Short-Term VEBA 4.0 4.1 0.1 2.2 Gross Cash $25.9 $26.5 $ 0.6 $26.6 Mar. 31 2004 B / (W) Dec. 31 2003 (Bils.) Mar. 31 2004 (Bils.) Dec. 31 2003 (Bils.) Memo: Mar. 31 2003 (Bils.) - Appendix page 5 -

AUTOMOTIVE OPERATING RELATED CASH FLOW RECONCILIATION TO GAAP Cash Flow from Operating Activities before Securities Trading* $ 2.6 Items Included in Operating-Related Cash Flow Capital Expenditures $ (1.2) Net Transactions Between Automotive and Financial Services Sectors** (0.1) Other (0.2) Total Reconciling Items $ (1.5) Automotive Operating-Related Cash Flow $ 1.1 2004 1st Qtr. (Bils.) * As shown in our sector statement of cash flow for Automotive ** Primarily payables and receivables between the sectors in the normal course of business, as shown in our sector statement of cash flow - Appendix page 6 -

FORD CREDIT KEY METRIC DEFINITIONS In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below. Information about the impact of on-balance sheet securitization is also included below : Managed Receivables -- receivables reported on Ford Credit's balance sheet and receivables Ford Credit sold in off-balance-sheet securitizations and continues to service Serviced Receivables -- includes managed receivables and receivables Ford Credit sold in whole-loan sale transactions (i.e., receivables for which Ford Credit has no continuing exposure or risk of loss) Managed Credit Losses -- credit losses associated with receivables reported on Ford Credit's balance sheet plus credit losses associated with receivables Ford Credit sold in off-balance sheet securitizations and continues to service Impact of On-Balance Sheet Securitization -- retail installment receivables reported on Ford Credit's balance sheet include receivables sold in securitizations. These receivables have been legally sold to Ford Credit sponsored special purpose entities and are available only to pay securitization investors and other participants and are not available to pay the obligations of Ford Credit or the claims of Ford Credit's creditors. Debt reported on Ford Credit's balance sheet includes debt issued to securitization investors which is payable solely out of collections on the receivables supporting the securitization and is not the legal obligation of Ford Credit. - Appendix page 7 -

FORD CREDIT RATIO DEFINITIONS In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below: Leverage: Total Debt - Financial Statement Leverage = Equity Total Debt Securitized Off-Balance Sheet Receivables Cash and Cash Equivalents SFAS No. 133 Adjustments on Total Debt Equity Minority Interest SFAS No. 133 Adjustment on Equity - Managed Leverage + - - - = + - Retained Interest in Securitized Off-Balance Sheet Receivables Credit Losses = + Losses on Reacquired Receivables Average Net Receivables Loss-to-Receivables Ratio - Appendix page 8 -

PRE-TAX INCOME EFFECT OF RECEIVABLES SALES ACTIVITY 2004 (Mils.) First Quarter 2003 (Mils.) Net Gain on Sales of Receivables $ 233 $ 61 Servicing Fees 197 119 Interest Income from Retained Securities 210 139 Excess Spread and Other 251 230 Investment and Other Income Related to Sales of Receivables $ 891 $ 549 Less: Whole-loan Income (61) (24) Income Related to Off-Balance Sheet Securitizations $ 830 $ 525 Retail Revenue $ 1,079 $ 702 Wholesale Revenue 292 267 Total Financing Revenue $ 1,371 $ 969 Borrowing Cost (482) (269) Net Financing Margin $ 889 $ 700 Credit Losses (193) (133) Income Before Income Taxes $ 696 $ 567 Recalendarization Impact of Off-Balance Sheet Securitizations $ 134 $ (42) Investment and Other Income Related to Off- Balance Sheet Securitizations Memo: Earnings Impact if Reported on Balance Sheet - Appendix page 9 -

FORD CREDIT RECONCILIATIONS OF MANAGED LEVERAGE TO FINANCIAL STATEMENT LEVERAGE Total Debt $137.3 $142.4 Total Securitized Receivables Outstanding** 73.3 48.4 Retained Interest in Securitized Receivables** (18.1) (13.4) Adjustments for Cash and Cash Equivalents (11.7) (12.5) Adjustments for SFAS 133 (6.1) (5.2) Adjusted Debt $174.7 $159.7 Total Stockholder's Equity (incl. minority interest) $13.2 $12.3 Adjustments for SFAS 133 0.5 0.2 Adjusted Equity $13.7 $12.5 Managed Leverage to 1*** 12.8 12.8 Financial Statement Leverage = Total Debt / Equity 10.4 11.6 * Includes $10 billion of debt issued by FCAR which is payable solely out of collections of receivables underlying FCAR's assets and is not the obligation of Ford Credit ** Off-balance sheet only *** Adjusted Debt / Adjusted Equity March 31, 2003 (Bils.) March 31, 2004 (Bils.) Leverage Calculation * - Appendix page 10 -